Secured Borrowings	12 Months Ended
Dec. 31, 2012
Secured Borrowings [Abstract]
SECURED BORROWINGS

6. SECURED BORROWINGS

The Company’s secured borrowings balance, net of unamortized debt discounts, as of December 31, 2012 is presented below:

	Net carrying value as of December 31,		Weighted average interest rate as of December 31,		Maturity date
	2012	2011	2012	2011
	(in thousands)
Notes Payable	$639,281	$599,805	0.88%	0.95%	November 2033
B&B Air Acquisition Facility	—	425,931	—	2.86%	—
Nord LB Facility	490,717	569,909	4.14%	3.98%	November 2018
BOS Facility	268,625	479,561	5.18%	4.98%	April 2013 – December 2017
Term Loan	377,646	—	5.75%	—	August 2018
Other aircraft secured borrowings	276,143	216,395	5.54%	5.70%	December 2013 – February 2019
Other secured borrowing	—	34,509	—	0.58%	—

Total	$2,052,412	$2,326,110

Future Minimum Principal Payments

During the year ended December 31, 2012, the Company made principal payments on its secured borrowings totaling $847.6 million. The anticipated future minimum principal payments due for its secured borrowings are as follows:

Year ending December 31,	(Dollars in thousands)
2013	$231,599
2014	284,354
2015	219,019
2016	143,437
2017	220,706
Thereafter	1,016,224

Future minimum principal payments due	$2,115,339

Notes Payable

	Balance as of
	December 31, 2012	December 31, 2011
	(in thousands)
Outstanding principal balance:
Notes issued	$660,444	$606,751
Unamortized discount	(21,163)	(6,946)

Notes payable, net	$639,281	$599,805

On October 2, 2007, B&B Air Funding issued $853.0 million of aircraft lease-backed Class G-1 notes (the “Notes”) at an offering price of 99.71282%. The Notes are direct obligations of B&B Air Funding and are not obligations of, or guaranteed by Fly. Interest is payable monthly based on the current one-month LIBOR plus a spread of 0.67%, which includes an amount payable to Ambac Assurance Corporation, the provider of a financial guaranty insurance policy (the “Policy Provider”) that supports payment of interest and in certain circumstances, principal on the Notes.

As of December 31, 2012 and 2011 accrued interest on the Notes totaled $0.3 million in each period.

The Notes are secured by: (i) first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of B&B Air Funding; (ii) interests in the leases of the aircraft they own; (iii) cash held by or for them; and (iv) rights under agreements with BBAM, the initial liquidity facility provider, hedge counterparties and the insurance policy provider. Rentals paid under leases and proceeds from the sale of aircraft are placed in the collections account and paid out according to the priority of payments set forth in the indenture. The Notes are also secured by a lien or similar interest in any of the aircraft B&B Air Funding currently owns that are registered in the United States or Ireland. B&B Air Funding may not encumber the aircraft it currently owns or incur additional indebtedness except as permitted under the securitization related documents.

In 2009, the Company repurchased through a wholly-owned subsidiary, an aggregate principal amount of $169.4 million of the Notes for $83.0 million. These amounts include $50.0 million principal amount of Notes purchased on exercise of an option.

During the year ended December 31, 2010, the Company sold to an unrelated third party its remaining option to purchase up to $50.0 million principal amount of Notes for 48% of the principal amount and received $12.5 million as consideration.

In 2011, the Company sold $40.8 million principal amount of these repurchased Notes for $33.8 million. In the first quarter of 2012, the Company sold the remaining $106.7 million principal amount of repurchased Notes for $87.3 million. The resulting discount of $26.4 million is being amortized over the remaining term of the Notes. As of December 31, 2012 and 2011, the outstanding principal amount of the Notes was $660.4 million and $606.8 million, respectively.

Until August 2012, there were scheduled minimum principal payments of approximately $1.0 million per month, subject to satisfying certain debt service coverage ratios and other covenants. In 2012 and 2011, the Company made principal payments of $14.4 million and $10.6 million, respectively, net of $0.1 million and $1.9 million, respectively, which were paid back to the Company in respect of the Notes it previously held.

Commencing August 2012, all revenues collected during each monthly period have been applied to service the outstanding balance of the Notes, after the payment of certain expenses and other costs, including the fees to the Policy Provider, interest and interest rate swap payments. The final maturity date of the Notes is November 14, 2033.

Prior to August 2012, a portion of the proceeds received from the sale of any aircraft included in the Initial Portfolio was applied to repay the debt allocated to such aircraft. In 2012, three aircraft were sold and the Company repaid debt of $38.8 million associated with these aircraft. The Company wrote-off loan costs and unamortized discounts of $1.5 million associated with the repaid debt. In connection with the sale of aircraft in 2011, the Company repaid approximately $26.1 million of associated debt and approximately $3.9 million was returned to the Company’s subsidiary, in respect of the Notes it purchased.

The Company may, on a payment date, redeem the Notes in whole or from time to time in part, at the outstanding principal amount, together with accrued and unpaid interest, as specified in the indenture governing the Notes.

B&B Air Funding is subject to financial and operating covenants which relate to, among other things, its operations, disposition of aircraft, lease concentration limits, restrictions on the acquisition of additional aircraft, and restrictions on the modification of aircraft and capital expenditures. Commencing August 2012, it was subject to an interest coverage ratio. A breach of the covenants could result in the acceleration of the Notes and exercise of remedies available in relation to the collateral, including the sale of aircraft at public or private sale. As of December 31, 2012, B&B Air Funding was not in default under the Notes.

On April 29, 2010, the servicing agreement for B&B Air Funding was amended to include the following servicer termination events:

•	Bankruptcy or insolvency of BBAM LP;

•	BBAM LP ceases to own, directly or indirectly, at least 50% of the Servicer;

•

Summit ceases to own, directly or indirectly, at least 33.33% of the partnership interests in BBAM LP; provided that a sale that results in such ownership being at a level below 33.33% shall not constitute a servicer termination event if the sale is to a publicly listed entity or other person with a net worth of at least $100 million; and

•

50% or more of the Servicer’s key finance and legal team or technical and marketing team cease to be employed by BBAM LP and are not replaced with employees with reasonably comparable experience within 90 days.

In connection with the issuance of the Notes, B&B Air Funding entered into a revolving credit facility (“Note Liquidity Facility”) that provides additional liquidity of up to $60.0 million. Subject to the terms and conditions of the Note Liquidity Facility, advances may be drawn for the benefit of the Note holders to cover certain expenses of B&B Air Funding, including maintenance expenses, interest rate swap payments and interest on the Notes. Advances shall bear interest at one-month LIBOR plus a spread of 1.20%. A commitment fee of 0.40% per annum is due and payable on each payment date based on the unused portion of the Note Liquidity Facility. As of December 31, 2012 and 2011, B&B Air Funding had not drawn on the Note Liquidity Facility.

The financial guaranty insurance policy (the “Policy”) issued by the Policy Provider supports the payment of interest due on the Notes and the payment of the outstanding principal balance of the Notes on the final maturity date and, under certain circumstances, prior thereto. A downgrade of the Policy Provider’s credit rating or its failure to meet its obligations under the Policy will not have a direct impact on B&B Air Funding’s obligations or rights under the Notes.

Aircraft Acquisition Facility

Aircraft Acquisition Facility:	Balance as of December 31, 2012	Balance as of December 31, 2011
	(Dollars in thousands)
Principal — Tranche A	$—	$241,931
Principal — Tranche B	—	184,000

Borrowings under B&B Air Acquisition Facility	—	425,931
Equity Tranche	—	96,000

Total facility	$—	$521,931

In November 2007, B&B Air Acquisition entered into a credit facility that provided for aircraft financing (“B&B Air Acquisition Facility”). The facility was funded in two tranches, Tranche A and B. Tranche A was senior to Tranche B. Borrowings under the B&B Air Acquisition Facility incurred interest at a rate based on one-month LIBOR plus an applicable margin. The applicable margins for Tranche A and B were 1.50% per annum and 4.00% per annum, respectively.

On August 9, 2012, the B&B Air Acquisition Facility, which financed 16 aircraft at that time, was repaid with proceeds from a new Term Loan (see below) and approximately $122.5 million of the Company’s cash. In connection with the early repayment of the facility, $2.5 million of accrued interest was waived by the lenders.

Nord LB Facility

	Balance as of
	December 31, 2012	December 31, 2011
	(in thousands)
Outstanding principal balance	$508,942	$598,198
Unamortized debt discount	(18,225)	(28,289)

Nord LB Facility balance, net	$490,717	$569,909

In connection with 19 of the 49 aircraft acquired in the GAAM Portfolio, the Company assumed a debt facility (the “Nord LB Facility”) provided by Norddeutsche Landesbank Gironzentrale (“Nord LB”). On February 6, 2012, the Company completed an extension of the Nord LB Facility to November 2018. The Company paid $25.0 million to Nord LB which was applied towards repayment of outstanding principal amounts on February 14, 2012. At the beginning of the extension term on November 14, 2012, the Company made an additional principal payment of $15.0 million to Nord LB.

From February 6, 2012 until November 14, 2012, the Company paid Nord LB a fee equal to 0.45% per annum, or $1.9 million, based on the amount which was estimated to be outstanding as of November 14, 2012.

Prior to November 14, 2012, the Nord LB Facility was structured as a single loan facility pursuant to which one of the Company’s subsidiaries was the borrower. The Nord LB Facility is now structured as individual loans with each aircraft owning subsidiary acting as the borrower of its respective loan. Borrowings are secured by Fly’s equity interest in the subsidiaries which own the financed aircraft, the related leases, maintenance reserves and other deposits. The loans are cross-collateralized and contain cross-default provisions.

Commencing November 14, 2012, the loans under the Nord LB Facility bear interest at one month LIBOR plus 3.30% until the final maturity date of November 14, 2018. To mitigate its exposure to interest rate fluctuations, the Company has entered into interest rate swap arrangements. As of December 31, 2012, the blended weighted average interest rate for the facility was 4.14%, excluding the debt discount amortization. As of December 31, 2012 and 2011, interest accrued on the facility totaled $0.9 million and $1.2 million, respectively.

Commencing December 2012, the Company pays 95% of lease rentals actually received in the corresponding monthly collections period towards interest and principal. Upon the termination or expiration of a lease, no payments are due under the Nord LB Facility with respect to the outstanding loan amount for that aircraft until the earlier of six months from such termination or expiration or the date the aircraft is re-leased. Interest during this period increases the outstanding balance under the facility. If an aircraft remains off-lease after six months from the termination or expiration, interest must be paid on each payment date. If an aircraft remains off-lease after twelve months, the Company must pay debt service equal to 85% of the lease rate paid under the prior lease agreement. The lenders may require payment in full or foreclose on an aircraft that remains off-lease after 24 months, but the lenders may not foreclose on any other aircraft. During the year ended December 31, 2012, the Company made total principal payments of $89.5 million under the Nord Facility.

In the event the Company sells any of the financed aircraft, substantially all sales proceeds (after payment of certain expenses) must first be used to repay the debt associated with such aircraft and second to repay the outstanding amounts which finance the other aircraft unless certain conditions are met. In addition, any security deposit amounts that the Company retains after termination of a lease and any maintenance reserve amounts which are retained and are not expected to be required for future maintenance will be used to prepay the Nord LB Facility. If the Company earns a 10% return on its equity investment after full repayment of the facility, Fly will pay Nord LB a fee equal to 10% of returns in excess of 10%, up to a maximum of $5.0 million.

On November 30, 2012, the Company sold an aircraft financed by the Nord Facility. The Company repaid $20.6 million of debt and wrote off $0.8 million of unamortized discount associated with the debt.

An event of default with respect to the loan on any aircraft will trigger an event of default on the loans with respect to every other financed aircraft. Events of default under the Nord LB Facility include, among other things:

•	interest or principal is not paid within three business days of its due date,

•	failure to make certain other payments under the Nord LB Facility and such payments are not made within five business days of receiving written notice,

•	failure to maintain required insurance levels,

•	failure to comply with certain other covenants, including compliance with required insurance levels and such noncompliance continuing for 30 days after receipt of written notice,

•	any of the aircraft owning entities becoming the subject of insolvency proceedings,

•	any of the aircraft owning entities defaults in respect of obligations in excess of $10,000,000 and holders of such obligation accelerate or demand repayment of amounts due thereunder.

The Nord LB Facility does not contain any financial covenants. However, the Nord LB Facility does contain certain operating covenants relating to the maintenance, registration and insurance of the financed aircraft. The Nord LB Facility also contains certain conditions and restrictions which relate to the servicing and management of the financed aircraft, including covenants relating to the disposition and re-leasing of the aircraft. As of December 31, 2012, there was no default under the Nord LB Facility.

BOS Facility

	Balance as of
	December 31, 2012	December 31, 2011
	(in thousands)
Outstanding principal balance:
Senior tranches	$242,815	$440,106
Junior tranches	32,701	53,341

Total outstanding principal balance	275,516	493,447
Unamortized debt discount	(6,891)	(13,886)

BOS Facility balance, net	$268,625	$479,561

In connection with 21 of the 49 aircraft acquired in the GAAM Portfolio, the Company’s subsidiaries assumed a debt facility provided by Bank of Scotland plc and Commonwealth Bank of Australia (“BOS Facility”). Subsequent to the acquisition of the GAAM Portfolio, ten aircraft were refinanced. One aircraft which was refinanced in 2011, resulted in a repayment of $20.0 million, and the nine other aircraft, which were refinanced in 2012, resulted in repayments of $194.9 million under this facility. The Company incurred debt extinguishment costs of $1.6 million which includes non-cash write-offs of loan costs and unamortized debt discount totaling $1.4 million. At December 31, 2012, eleven aircraft remained financed through this facility.

The BOS Facility consists of individual loans with respect to each financed aircraft which have maturity dates matching the scheduled lease termination dates for the financed aircraft. The loan maturity dates range from 2013 to 2017. Each loan may consist of a senior and junior tranche. The loans are cross-collateralized and lenders may require payment in full or foreclose on any aircraft in this facility in the event of a default.

Borrowings under the BOS Facility accrue interest at either a fixed or variable interest rate. Variable borrowings bear interest based on one-month LIBOR plus an applicable composite margin of 1.43% for the senior tranche and 2.70% for the junior tranche. As of December 31, 2012 and 2011, the weighted average interest rates on senior and junior tranche loans, excluding the debt discount amortization, are presented below:

	December 31, 2012	December 31, 2011
Fixed rate loans:
Senior tranches	5.88%	5.58%
Junior tranches	7.39%	7.29%
Variable rate loans:
Senior tranches	1.64%	2.13%
Junior tranches	2.91%	3.78%
Facility weighted average interest rate	5.18%	4.91%

As of December 31, 2012 and 2011, interest accrued on the facility totaled $0.4 million and $1.0 million, respectively.

The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. In addition, the Company is required to repay the associated debt upon lease termination or sale of an aircraft. Upon a lease termination or expiration, the Company may elect to extend the loan maturity date for up to six months during which only interest is payable. If the aircraft is re-leased during this six month period with the consent of the facility agent, the loan will be extended. If the Company is unable to re-lease the aircraft on terms acceptable to the lenders or sell the aircraft, the loan becomes due and payable at the end of this six month period. In 2012, total scheduled payments of $23.0 million were made by the Company.

If any lessee fails to make a payment of rent on a financed aircraft, the Company may pay the interest and principal due under the loan from its own funds on four successive occasions or on any six occasions. If a lease event of default continues and the Company is no longer permitted to make such payments, the lenders may instruct the Company to terminate the relevant lease agreement and re-pay the loan subject to the six month remarketing period described above.

Borrowings under the facility are secured by Fly’s equity interest in the subsidiaries which own the aircraft, the related leases, maintenance reserves and other deposits. If, upon the repayment of any loan, (x) the BOS facility finances eight or fewer aircraft or (y) the number of different lessees to whom the aircraft are leased is three or fewer and the ratio of the total principal amount outstanding under the BOS Facility to the aggregate appraised value of the aircraft is greater than 80%, Fly will be required to pay an amount as is required to reduce this ratio to 80% into a collateral account.

Events of default under the BOS Facility include, among other things:

•	failure to make any payments due under the BOS Facility within five business days,

•	failure to comply with certain other covenants and such noncompliance continues for 15 or 30 days after receipt of written notice,

•	any of the borrower entities becoming the subject of insolvency proceedings,

•	the occurrence of any event of default under the hedging arrangements related to the loans, or

•	any of the borrower entities ceasing to be a direct or indirect subsidiary of Fly.

The borrowers in the BOS Facility are subject to certain operating covenants relating to the maintenance, registration and insurance of the aircraft owned by them. The BOS Facility also contains certain conditions and constraints which relate to the servicing and management of the financed aircraft, including covenants relating to the disposition of aircraft and future leasing of the aircraft.

As of December 31, 2012, there was no default under the BOS Facility.

Term Loan

	Balance as of
	December 31, 2012	December 31, 2011
	(in thousands)
Outstanding principal balance	$390,062	$—
Unamortized debt discount	(12,416)	—

Term loan, net	$377,646	$—

On August 9, 2012, the Company, through a wholly-owned subsidiary, entered into a $395.0 million senior secured term loan that matures in 2018 (the “Term Loan”) with a consortium of lenders. At that time, the Term Loan was issued at an offering price of 96% of par value, or a discount of $15.8 million, bearing interest at LIBOR plus a margin of 5.50%, with a LIBOR floor of 1.25%.

Debt proceeds of $266.7 million, along with approximately $122.5 million of the Company’s cash, were applied towards full repayment of the B&B Air Acquisition Facility which financed 16 aircraft. The Company received the remaining proceeds of $112.5 million as seven additional aircraft, which were previously financed in the BOS Facility, were delivered into the Term Loan. These proceeds were applied towards full repayment of debt outstanding in the BOS Facility in respect of these seven aircraft, as well as associated break costs. During the first quarter of 2013, the Company sold one aircraft under the Term Loan.

On December 18, 2012, the Company re-priced the Term Loan to reduce the interest rate margin from 5.50% to 4.50%. In conjunction with the re-pricing, the Company paid the lenders a one-time prepayment penalty of 1.00% of the outstanding principal amount which totaled $3.9 million. The Company recorded debt extinguishment costs of $4.2 million associated with the lenders who did not participate in the re-pricing and whom were replaced with new lenders.

The Term Loan requires quarterly principal payments of 1.25% of the original loan amount. The Company made a principal payment of $4.9 million in 2012. In addition, the aggregate principal amount outstanding as measured on a quarterly basis must not exceed 67.5% of the lower of the mean or median of half-life adjusted base value of the financed aircraft as determined by three independent appraisers (“LTV Maintenance Test”). As of December 31, 2012, there was no breach of the LTV Maintenance Test. The Company is required to seek new appraisals semi-annually.

Until December 2013, the Term Loan can be prepaid in part or in whole for an amount equal to 101% of the outstanding principal amount being repaid. Beginning December 2013, the Term Loan can be prepaid in part or in whole for an amount equal to 100% of the outstanding principal amount being repaid.

Borrowings under the Term Loan are secured by the Company’s equity interests in the aircraft owning and/or leasing subsidiaries, the aircraft and related leases and other deposits. The loan is also guaranteed by the Company. The Term Loan contains certain concentration limits with respect to types of aircraft which can be financed in the Term Loan, as well as geographic and single lessee concentration limits. These concentration limits apply upon the sale, removal or substitution of an aircraft.

The Term Loan also includes certain customary covenants, including reporting requirements, maintenance of public ratings, maintenance of insurance and limitations on our ability to incur additional indebtedness in respect of the aircraft financed by the Term Loan.

Events of default under the Term Loan include, among other things:

•	failure to make any principal payments or interest payments due within three business days;

•	any representation, warranty or certification made which is proven to be materially incorrect and continues unremedied for 30 days after receipt of written notice;

•	failure to comply with certain other covenants and such noncompliance continues for 60 days after receipt of written notice;

•	any of the aircraft owning entities defaults in respect of obligations in excess of $50,000,000 and holders of such obligation accelerate or demand repayment of amounts due thereunder; or

•	any of the borrower entities becoming the subject of insolvency proceedings.

As of December 31, 2012, there was no default under the Term Loan.

Fly Acquisition II Facility

On November 7, 2012, the Company, through a wholly-owned subsidiary, Fly Acquisition II Limited, entered into a senior secured revolving credit facility with Deutsche Bank Trust Company Americas and several other lenders. The Fly Acquisition II Facility provides for loans in an aggregate amount of up to $250.0 million for an availability period of two years followed by a three year term, with a final maturity date of November 7, 2017. Borrowings under the Fly Acquisition II Facility will be used to finance the acquisition of additional aircraft which may not be more than eight years of age at the time of such funding. As of December 31, 2012, the Company has not drawn down on the Fly Acquisition II Facility.

The Fly Acquisition II Facility is available for a period of up to two years. The availability period ends on November 7, 2014. The availability of loans is limited such that the outstanding aggregate amount cannot exceed the sum of (i) for each aircraft in the portfolio, 72.5% of the lower of the (x) purchase price depreciated on a straight line basis assuming a 25-year useful life of the aircraft and (y) the lower of the current market value or appraisal, and (ii) if at the end of the availability period, certain concentration criteria are not met, then 50% of maintenance reserves paid with respect to the aircraft.

Fly Acquisition II will pay a commitment fee of 0.75% per annum on a monthly basis to each lender on the undrawn amount of their commitment which accrues during the availability period. Borrowings under the Fly Acquisition II Facility will bear interest at a rate based on the one-month LIBOR plus an applicable margin. The applicable margin for the first two years will be 3.75% and increased to 4.25%, 4.75% and 5.25%, respectively, for each consecutive year during the term.

During the availability period, Fly Acquisition II is required to make monthly principal payments equal to the aggregate outstanding principal amount of the loans less 72.5% of the aggregate purchase price of the aircraft depreciated on a straight line basis assuming a 25-year useful life of the aircraft.

Fly Acquisition II may make voluntary prepayments under the Fly Acquisition II Facility. In addition, Fly Acquisition II is required to make partial prepayments with any proceeds for the sale of aircraft and all insurance and other proceeds received with respect to any event of total loss of aircraft under the Fly Acquisition II Facility.

Borrowings are secured by the beneficial interests in Fly Acquisition II and each of its subsidiaries, the aircraft and related leases, certain cash collateral and other deposits. In addition, Fly Acquisition II is required to maintain cash collateral equal to 2% of the aggregate outstanding principal balance of the loans.

Fly Acquisition II is subject to certain operating covenants relating to the maintenance, registration and insurance of the acquired aircraft as well as the servicing and management of such aircraft, including maintaining certain lease concentration limits and the disposition of aircraft.

Events of default under the Fly Acquisition II Facility include, among other things:

•	principal or interest is not paid when due;

•	failure to make certain other payments and such payments are not made within 20 business days of receiving written notice;

•	failure to maintain required insurance levels;

•	failure to comply with certain other covenants and such noncompliance continues for 20 business days after receipt of written notice;

•	Fly Acquisition II or any of its subsidiaries becoming the subject of insolvency proceedings;

•	a final judgment for a payment obligation is rendered against Fly Acquisition II or any of its subsidiaries in an amount in excess of $2,500,000 which remains undischarged for 45 days; or

•	certain early termination of Fly Acquisition II’s swap agreements.

As of December 31, 2012, Fly Acquisition II was not in default under the Fly Acquisition II Facility.

Other Aircraft Secured Debt

In addition to the debt financings described above, the Company has entered into and may periodically enter into secured, non-recourse debt to finance the acquisition of aircraft. These borrowings may finance the acquisition of one or more aircraft and are usually structured as individual loans which are secured by pledges of the Company’s rights, title and interest in the financed aircraft and leases. The maturity date on each loan matches the corresponding lease expiration date. The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. Principal payments totaled $21.8 million in 2012.

These loans all contain customary covenants relating to the maintenance, registration and insurance of the financed aircraft, as well as restrictions on our activities, including investments and other activities of the borrowers and restrictions on the granting of liens or other security interests in the aircraft. None of these loans include any financial covenants. These loans also contain certain conditions and restrictions which relate to the servicing and management of the financed aircraft, including covenants relating to the disposition of aircraft and re-leasing of the aircraft. The Company was not in default under any of these debt financings at December 31, 2012.

Other aircraft secured debt borrowings include: (i) three loans financing nine aircraft that were assumed with the acquisition of the GAAM Portfolio, (ii) three loans that were arranged in connection with the re-lease of aircraft from the GAAM Portfolio and (iii) eight loans that were arranged in connection with the purchase of additional aircraft. As of December 31, 2012 and 2011, interest accrued on these loans totaled $1.0 million and $0.8 million, respectively.

The following table contains a summary of the key terms related to these other aircraft secured debt financings:

	Number of Aircraft Financed	Principal Balance Outstanding as of December 31,		Weighted Average Interest Rates (1)	Maturity Date
		2012	2011
		(in thousands)
GAAM Facility No. 1 (2) (4)	6	$42,090	$46,126	5.81%	May 2017 – June 2017
GAAM Facility No. 2	2	31,630	34,010	6.30%	August 2014 – December 2015
GAAM Note Payable 1 (3)	1	19,989	20,836	1.82%	December 2015
GAAM Note Payable 2	1	16,696	18,000	6.22%	December 2017
GAAM Note Payable 3	1	14,194	—	5.69%	December 2016
GAAM Note Payable 4	1	14,419	—	5.87%	January 2018
Aircraft Note Payable 1	1	26,560	28,343	6.41%	December 2018
Aircraft Note Payable 2	1	27,008	28,715	7.20%	February 2019
Aircraft Note Payable 3	1	23,894	26,566	5.14%	December 2015
Aircraft Note Payable 4	1	17,611	19,599	5.33%	May 2016
Aircraft Note Payable 5	1	10,909	—	4.32%	December 2013
Aircraft Note Payable 6	1	10,835	—	4.65%	December 2013
Aircraft Note Payable 7	1	12,267	—	5.12%	June 2015
Aircraft Note Payable 8	1	12,273	—	5.12%	June 2015

Total outstanding principal balance		$280,375	$222,195
Unamortized debt discount (2) (3)		(4,232)	(5,800)

Other aircraft secured borrowings balance, net		$276,143	$216,395

(1)	Represents the contractual interest rates.
(2)	As of December 31, 2012 and 2011, the unamortized discount associated with GAAM Facility No. 1 totaled $3.2 million and $4.3 million, respectively.
(3)	As of December 31, 2012 and 2011, the unamortized discount associated with GAAM Note Payable 1 totaled $1.0 million and $1.5 million, respectively.
(4)	The loans in this facility are cross-collateralized and the lenders may require payment in full or foreclose on any aircraft upon an event of default on any loan.

Other Secured Borrowing

The Company had an $85.0 million credit facility agreement with an international commercial bank. As of December 31, 2011, this facility had an outstanding principal balance of $34.5 million. The facility was fully repaid in the first quarter of 2012.